UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

Churchill Capital Corp VII
(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange

Shares of Class A common stock	CVII	New York Stock Exchange

Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, at the special meeting of Churchill Capital Corp VII (the “Churchill VII”) to be held at 11:00 a.m., Eastern Time, on May 11, 2023 (the “Special Meeting”), Churchill VII’s stockholders will be asked to vote on the following proposals: (1) to amend Churchill VII’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Churchill VII must consummate an initial business combination (the “Business Combination”) from May 17, 2023 to February 17, 2024 (the “Extension”, and such proposal, the “Extension Amendment Proposal”), and (2) to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if Churchill VII determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

On May 4, 2023, Churchill VII issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference, announcing that Churchill Sponsor VII LLC (the “Sponsor”) will make monthly deposits directly to the trust account (the “Trust Account”) of Churchill VII in the amount of $1 million per month (each deposit, a “Contribution”) following the approval and implementation of the Extension Amendment Proposal on the terms described below. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”), which will be issued by Churchill VII to the Sponsor following the Special Meeting if the Extension is implemented.

If the Extension Amendment Proposal is approved and the Extension is implemented, under the proposed terms of the Promissory Note, such Contributions will be paid monthly beginning on May 17, 2023 and thereafter on the seventeenth day of each month (or if such seventeenth day is not a business day, on the business day immediately preceding such seventeenth day) until the earliest to occur of (i) the consummation of the Business Combination, (ii) February 15, 2024 and (iii) if the Business Combination is not consummated, the date on which Churchill VII’s board of directors determines, in its sole discretion, to liquidate the Trust Account. The Promissory Note will mature on the earlier of (1) the date Churchill VII consummates the Business Combination and (2) the date that the winding up of Churchill VII is effective (such date, the “Maturity Date”). The Promissory Note will not bear any interest, and will be repayable by Churchill VII to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note will be able to be prepaid at any time by Churchill VII, at its election and without penalty.

The funds in the Trust Account are currently held in an interest bearing demand deposit account. The interest rate on such deposit account is currently approximately 4.70% per annum, but such deposit account carries a variable rate, and Churchill VII cannot assure investors that such rate will not decrease or increase significantly.

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The press release also provided additional information on the European based private company (the “Company”) with which Churchill VII entered into a letter of intent, as previously announced on February 17, 2023. No assurances can be made that Churchill VII will successfully negotiate and enter into a definitive agreement for a Business Combination, or that the proposed transaction will be consummated on the terms currently contemplated, or at all.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Churchill VII under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

On April 17, 2023, Churchill VII filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting which further describes the Extension Amendment Proposal.

Free copies of the Proxy Statement and other documents filed at the SEC may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of Churchill VII may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Churchill VII has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill VII or the Company that may cause Churchill VII or the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “strive,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in Churchill VII’s other SEC filings. Forward-looking statements in this Current Report may include, for example, statements about Churchill VII’s ability to enter into a definitive agreement with the Company or complete a Business Combination; the Special Meeting, the anticipated benefits of a Business Combination; the volatility of the market price and liquidity of the Class A common stock and other securities of Churchill VII; the use of funds not held in the Trust Account or available to Churchill VII from interest income on the Trust Account balance; the interest rate earned on the Trust Account funds held in the demand deposit account and Contributions by the Sponsor; the ability of the Company to acquire additional businesses in its target industries and sectors, the ability of the Company to diversify its portfolio; risks related to elevated commodities and interest rates; risks related to the European economy; loss of key personnel at the Company’s portfolio companies; other risks related to the Company’s business and the industries and sectors in which its portfolio companies operate and the competitive environment in which Churchill VII will operate following a Business Combination.

The forward-looking statements contained in this Current Report are based on Churchill VII’s current expectations and beliefs concerning future developments and their potential effects on Churchill VII and the Company. There can be no assurance that future developments affecting Churchill VII or the Company will be those that Churchill VII has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Churchill VII or the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in Churchill VII’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of Churchill VII’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Churchill VII undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. If a definitive agreement regarding a Business Combination is entered into, Churchill VII will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Participants in the Solicitation

Churchill VII and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Churchill VII’s stockholders, in favor of the approval of the Extension Amendment Proposal and the Adjournment Proposal set forth in the Proxy Statement. For information regarding Churchill VII’s directors and executive officers, please see Churchill VII ’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q and the other documents filed (or to be filed) by Churchill VII from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above. If a definitive agreement regarding a Business Combination is entered into, Churchill VII will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
99.1	Press Release, dated May 4, 2023.
104	Cover Page Interactive Data File.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2023

Churchill Capital Corp VII

By:	/s/ Jay Taragin
Name: Jay Taragin
Title: Chief Financial Officer

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